January 22, 2007

The Fallen Angels Value Fund

The Fallen Angels Income Fund

Supplement to Prospectus Dated September 22, 2006

The following information supplements the section of the Prospectus titled “Portfolio Management” that begins on page 15 of the Prospectus:

Richard Lehmann has been added as a portfolio manager of the Fallen Angels Income Fund.  Mr. Lehmann joined AMM as a portfolio manager in January of 2007 and serves on the Investment Committee.  Mr. Lehmann has been President of Richard Lehmann & Associates, Inc., a registered investment advisor that manages over $30 million in assets, since 19 84 ..  He has been actively involved in fixed income investing and corporate bond defaults since 1976.  Mr. Lehmann is also President of Income Securities Advisor Inc. (ISA) which publishes the Forbes/Lehmann Income Securities Newsletter.  In addition, he publishes the ETF Investor Newsletter, the Distressed Debt Securities Newsletter, and a fixed income investing column for Forbes magazine.  Mr. Lehmann holds a B.S. from the University of Richmond, an MBA from Columbia University and is a CPA.

This Supplement, and the Prospectus dated September 22, 2006, provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated January 22 , 2007, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-888-999-1395.